UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	B	New York Stock Exchange

Barnes Group Inc. is filing this amended Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on May 6, 2019 (the “ Original Filing ”), for the purpose of amending and restating Item 5.07 in its entirety to correct an inadvertent error in the Original Filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Barnes Group Inc. (the "Company") held its 2019 Annual Meeting of Stockholders on May 3, 2019.

The stockholders voted on the following matters and cast their votes as described below:

(1)

Election of directors: The following individuals were elected to serve as directors for a term expiring at the 2020 Annual Meeting of Stockholders or upon the election and qualification of their successors, and the voting results for each of the nominees were as follows:

Director	For A Term				Broker Non-
	Expiring In	Votes For	Votes Against	Abstentions	Votes
Thomas O. Barnes	2020	43,090,303	771,478	43,265	2,780,849
Elijah K. Barnes	2020	36,891,716	6,968,961	44,369	2,780,849
Gary G. Benanav	2020	42,803,068	1,025,544	76,434	2,780,849
Patrick J. Dempsey	2020	43,556,748	284,948	63,350	2,780,849
Richard J. Hipple	2020	43,181,854	650,617	72,575	2,780,849
Thomas J. Hook	2020	43,401,524	435,640	67,882	2,780,849
Mylle H. Mangum	2020	42,911,584	943,101	50,361	2,780,849
Hans-Peter Männer	2020	43,507,403	333,808	63,835	2,780,849
Hassell H. McClellan	2020	42,991,447	846,490	67,109	2,780,849
William J. Morgan	2020	42,946,073	886,402	72,571	2,780,849
Anthony V. Nicolosi	2020	43,655,682	175,968	73,396	2,780,849
JoAnna L. Sohovich	2020	43,477,140	382,425	45,481	2,780,849

(2)	Advisory vote for the resolution to approve the Company’s executive compensation. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,966,512	756,749	181,785	2,780,849

(3)	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2019. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions
45,333,803	1,272,092	80,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2019	BARNES GROUP INC.
(Registrant)

	By	/s/ Peter A. Gutermann
Peter A. Gutermann
Senior Vice President, General Counsel and Secretary